UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2025

Quetta Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41832	93-1358026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 301
New York, NY 10036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1(212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	QETAU	The Nasdaq Stock Market LLC
Common Stock	QETA	The Nasdaq Stock Market LLC
Rights	QETAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth Maker as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth Maker ☒

If an emerging growth Maker, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Adjournment of Shareholder Special Meeting

Quetta Acquisition Corporation (the “Company”) announced today that the Company’s Special Meeting of Shareholders (the “Special Meeting”) originally scheduled for Wednesday, January 8, 2025, at 10:00a.m. Eastern Time shall be adjourned to Friday, January 10, 2025, at 2:00 p.m., Eastern Time in order to solicit additional votes on the matters listed in the notice of extraordinary general meeting and the proxy statement.

At the Special Meeting to be held on Friday, January 10, 2025, at 2:00p.m. Eastern Time, shareholders will be asked to vote on the following proposals: (1) to amend the Company’s amended and restated certificate of incorporation (the “Third A&R Certificate of Incorporation”) to provide that beginning on January 10, 2025 until October 10, 2026 (thirty six (36) months from the consummation of the Company’s initial public offering), the Company may elect to extend the date by which the Company has to consummate a business combination (the “Combination Period”) month-by-month each time for a total of up to twenty-one (21) times by depositing $60,000 into the Company’s trust account for each such one-month extension, and any applicable excise tax and dissolution expense shall be paid by the sponsor, Yocto Investments LLC (the “Sponsor”), and not out from the Company’s trust account (such proposal, the “Extension Amendment Proposal”); (2) to include any entity with its principal business operations in the geographical regions of the People’s Republic of China, Hong Kong, and Macau in the Company’s acquisition criteria in its search for a prospective target business for its business combination (such proposal, the “Acquisition Criteria Expansion Proposal”); (3) to amend the Company’s investment management trust agreement, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the Company may elect to extend the time by which the Company shall complete its Combination Period under the Trust Agreement from beginning on January 10, 2025 until October 10, 2026, month-by-month each time for a total of up to twenty-one (21) times by depositing $60,000 into the Company’s trust account for each such one-month extension (“Trust Amendment Proposal”); and (4) to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal 1, Proposal 2 and Proposal 3 (we refer to this proposal as the “Adjournment Proposal”).

As a result of this postponement, the Special Meeting will now be held at 2:00 p.m., Eastern Time, on January 10, 2025, via a live teleconference. Also, as a result of this change, the Company has extended the deadline for delivery of redemption requests from the Company’s shareholders from 5:00 p.m., Eastern Time, on January 6, 2025, to 5:00 p.m., Eastern Time, on January 8, 2025.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Special Meeting. Only holders of record of Class A ordinary shares and Class B ordinary shares as of the close of business on December 16, 2024, the record date for the Special Meeting are entitled to vote at the Special Meeting or any adjournment thereof.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

On December 23, 2024, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Special Meeting, and filed an amendment to the definitive proxy statement with the SEC on December 26, 2024. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed or that will be filed with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained by written request to the Company at Quetta Acquisition Corporation, 1185 Avenue of the Americas, Suite 301, New York, NY 10036.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Such statements may include, but are not limited to, statements regarding the date of the Special Meeting. Although these forward-looking statements are based on assumptions that the Company believes are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company’s shareholders in connection with the Special Meeting. For information regarding Company’s directors and executive officers, please see the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2024, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by the Company from time to time the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the definitive proxy statement and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

99.1	Press Release, dated January 8, 2025

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2025	Quetta Acquisition Corporation

	By:	/s/ Hui Chen
	Name:	Hui Chen
	Title:	Chief Executive Officer

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